UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: November 21, 2011

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
(Exact name of Registrant as specified in its charter)

Nevada	000-49846	87-0638750
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

445 Park Avenue, New York, New York 10022
 (Address of principal executive offices)

(212) 307-3568
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07.  Submission of Matters to a Vote of Security Holders

On November 21, 2011, China North East Petroleum, a Nevada corporation (the “Company”), held an annual meeting of its stockholders (the “Annual Meeting”). Present at the Annual Meeting, in person or by proxy, were holders of 28,130,413 shares of the Company’s common stock, or 79.05% of all shares eligible to vote on the following items:

•
to elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until his or her successor is elected or appointed and qualified;

•	to ratify the appointment of Baker Tilly Hong Kong Limited as the Company’s independent registered public accounting firm;
•	to approve an amendment to the 2006 Stock Option / Stock Issuance Plan to increase the number of shares reserved thereunder by 2,500,000;
•	to adopt a non-binding resolution to approve the compensation of our named executive officers (the “Say on Pay Vote”); and
•	to consider an advisory vote on the frequency of the Say on Pay Vote.

Proposal 1:  Hongjun Wang, Jingfu Li, Ruishi Hu, Yau-Sing Tang and John Robert Nicholls were elected to the Company’s board of directors for the term of one year as follows:

Name	For	Against	Abstain	Broker Non-Votes
Hongjun Wang	14,105,163	136,389	126,084	13,762,777
Jingfu Li	14,053,564	187,988	126,084	13,762,777
Ruishi Hu	14,034,812	206,740	126,084	13,762,777
Yau-Sing Tang	14,046,128	195,424	126,084	13,762,777
John Robert Nicholls	14,155,457	86,095	126,084	13,762,777

Proposal 2:  The ratification of the appointment of Baker Tilly Hong Kong Limited as the Company’s independent registered public accounting firm was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
27,419,092	586,002	125,319	-0-

Proposal 3:  The amendment to the 2006 Stock Option / Stock Issuance Plan to increase the number of shares reserved thereunder by 2,500,000 was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
13,396,482	917,521	53,633	13,762,777

Proposal 4:  The non-binding proposal on the Company's executive compensation was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
13,823,560	422,629	121,447	13,762,777

Proposal 5:  The stockholders approved that future advisory votes on the Company's executive compensation be held every three years.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
679,749	180,832	13,367,358	139,697	13,762,777

A plurality of the Company’s stockholders selected three years as the frequency for the non-binding advisory vote on the compensation of the Company’s executive officers. The Company has decided to adopt three years as the frequency for the non-binding advisory vote on the compensation of the Company’s executive officers until the next stockholder vote on the frequency of the advisory vote on the compensation of the Company’s executive officers is required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

Date: November 28, 2011	By:	/s/ Jingfu Li
Jingfu Li
Acting Chief Executive Officer